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 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                      DeAM
                          Scudder Strategic Income Fund
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                               Security Purchased             Comparison Security              Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                           METALDYNE CORP             SUN INTERNATIONAL HOTELS         ENCOMPASS SERVICES CORP
--------------------------------------------------------------------------------------------------------------------------
Underwriters            CSFB, DBSI, JP Morgan, Comercia        Bear Stearns, DBAB       JP Morgan, Bank of America, Banc
                              Sec., Naionalt City                                         One, Credit Lyonnais, Credit
                           Investments, Wachovia Bank                                    Suisse, DBAB, First Union Bank,
                                                                                          Merrill Lynch, Salomon Smith
                                                                                                     Barney
--------------------------------------------------------------------------------------------------------------------------
Years of continuous                            > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                            METALD 11%,6/15/2012         SIHUS 8.875,% 8/15/2011               ESR 10.5%,5/1/2009
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                            Co-Manager                      Co-Manager                       Co-Manager
manager or co-manager
of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which
purchased                                           CSFB                             N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
Firm commitment                                      Yes                             Yes                              Yes
underwriting?
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of
Offering                                       6/13/2002                        8/9/2001                        6/14/2001
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                    $250,000,000.00                 $200,000,000.00                  $135,000,000.00
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                             $0.00                           $0.00                            $0.00
any concurrent public
offering
--------------------------------------------------------------------------------------------------------------------------
Total                                    $250,000,000.00                 $200,000,000.00                  $135,000,000.00
--------------------------------------------------------------------------------------------------------------------------
Public offering price                            $100.00                         $100.00                           $98.26
--------------------------------------------------------------------------------------------------------------------------
Price paid if other
than public offering
price                                                N/A                             N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                             3.00%                           3.00%                            3.00%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                              B3/B                         Ba3 /B+                            B2/B+
--------------------------------------------------------------------------------------------------------------------------
Current yield                                     11.00%                           8.88%                           10.84%
--------------------------------------------------------------------------------------------------------------------------
Total par value
purchased                560,000                                                     N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                         $560,000.00                             N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased
by fund                                            0.22%                             N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                            4.48%                             N/A                              N/A
by associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                              4.70%                             N/A                              N/A
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 Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                         Scudder Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------
                               Security Purchased             Comparison Security              Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                       GREIF BROS CORPORATION          COMPASS MINERALS GROUP              METALDYNE CORP
--------------------------------------------------------------------------------------------------------------------------
Underwriters            DBSI, Salomon, Huntington, ING, Credit Suisse, JP Morgan,       CSFB, DBSI, JP Morgan, Comercia,
                        Keybank, Merrill, Natcity,      Credit Lyonnais, DBSI           Natcity, Wachovia
                        Suntrust, US Bancorp
--------------------------------------------------------------------------------------------------------------------------
Years of continuous                            > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                          GBCOA 8.875%, 8/1/2012           COMPAS 10%, 8/15/2011            METALD 11%, 6/15/2012
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                            Joint Lead                      Co-Manager                       Joint Lead
manager or co-manager
of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                           Salomon                             N/A                              N/a
dealer from which
purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment                                      Yes                             Yes                              Yes
underwriting?
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                             7/25/2002                      11/15/2001                        6/13/2002
Offering
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                      $250,000,000                    $250,000,000                     $250,000,000
offering sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                $0                              $0                               $0
any concurrent public
offering
--------------------------------------------------------------------------------------------------------------------------
Total                                       $250,000,000                    $250,000,000                     $250,000,000
--------------------------------------------------------------------------------------------------------------------------
Public offering price                             $99.19                          100.00                           100.00
--------------------------------------------------------------------------------------------------------------------------
Price paid if other                                  N/A                             N/A                              N/A
than public offering
price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                             2.08%                           2.60%                            3.00%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                             B2/B+                            B3/B                             B3/B
--------------------------------------------------------------------------------------------------------------------------
Current yield                                      8.95%                          10.00%                           11.00%
--------------------------------------------------------------------------------------------------------------------------
Total par value                                 $245,000                             N/A                              N/A
purchased
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                            $243,006                             N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                            0.10%                             N/A                              N/A
by fund
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                            3.88%                             N/A                              N/A
by associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                              3.98%                             N/A                              N/A
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 Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                         Scudder Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------
                               Security Purchased             Comparison Security              Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                           INTRAWEST CORP              ENCORE ACQUISITION CO             SILGAN HOLDINGS INC
--------------------------------------------------------------------------------------------------------------------------
Underwriters            DBSI, CIBC, Credit Lyonais,     DBSI, CSFB, BNP, Comercia Bank, DBAB, Morgan Stanley, Salomon,
                        CSFB, Scotia Capital & TD       Fleet, Fortis, Frost            Fleet
                        Securities                      Securities, Goldman, Wachovia
--------------------------------------------------------------------------------------------------------------------------
Years of continuous                            > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                          INTRAW 10.5%, 2/1/2010           EAC 8.375%, 6/15/2012                SLGN 9%, 6/1/2009
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                          Lead Manager                      Co-Manager                       Joint Lead
manager or co-manager
of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                    Scotia Capital                             N/A                              N/A
dealer from which
purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment                                      Yes                             Yes                              Yes
underwriting?
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                             9/13/2002                       6/19/2002                        4/23/2002
Offering
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                      $137,000,000                    $150,000,000                     $200,000,000
offering sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                $0                              $0                               $0
any concurrent public
offering
--------------------------------------------------------------------------------------------------------------------------
Total                                       $137,000,000                    $150,000,000                     $200,000,000
--------------------------------------------------------------------------------------------------------------------------
Public offering price                            $102.01                         $100.00                          $103.00
--------------------------------------------------------------------------------------------------------------------------
Price paid if other                                  N/A                             N/A                              N/A
than public offering
price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                             1.75%                           2.50%                            1.75%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                             B1/B+                            B2/B                             B1/B
--------------------------------------------------------------------------------------------------------------------------
Current yield                                     10.29%                           8.38%                            8.74%
--------------------------------------------------------------------------------------------------------------------------
Total par value                                  $50,000                             N/A                              N/A
purchased
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             $51,007                             N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                            0.04%                             N/A                              N/A
by fund
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                            0.70%                             N/A                              N/A
by associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                              0.74%                             N/A                              N/A
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 Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                         Scudder Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------
                               Security Purchased              Comparison Security             Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                         GRAY TELEVISION INC           COMPASS MINERALS GROUP          D&B ACQUISITION SUB INC
--------------------------------------------------------------------------------------------------------------------------
Underwriters            Bank of America, Wachovia,       CSFB, JP Morgan, Credit        DBSI, UBS
                        Allen&Co, DBSI                   Lyonnais, DBSI
--------------------------------------------------------------------------------------------------------------------------
Years of continuous                             > 3 years                      > 3 years                        > 3 years
operation, including
predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                           GTNA 9.25%, 12/15/2011           COMPAS 10%,8/15/2011             DAB 12.25%,7/15/2009
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                             Co-Manager                     Co-Manager                       Joint Lead
manager or co-manager
of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                           Wachovia                            N/A                              N/A
dealer from which
purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment                                       Yes                            Yes                              Yes
underwriting?
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                               9/5/2002                     11/15/2001                        6/28/2002
Offering
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 $0                   $250,000,000                     $155,000,000
offering sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                       $100,000,000                             $0                               $0
any concurrent public
offering
--------------------------------------------------------------------------------------------------------------------------
Total                                        $100,000,000                   $250,000,000                     $155,000,000
--------------------------------------------------------------------------------------------------------------------------
Public offering price                                $100   100.00                           96.62
--------------------------------------------------------------------------------------------------------------------------
Price paid if other                                   N/A                            N/A                              N/A
than public offering
price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                              2.25%                          2.60%                            3.00%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                              B3/B-                           B3/B                             B2/B
--------------------------------------------------------------------------------------------------------------------------
Current yield                                       9.25%                         10.00%                           12.68%
--------------------------------------------------------------------------------------------------------------------------
Total par value                                   $70,000                            N/A                              N/A
purchased
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                              $70,000                            N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                             0.07%                            N/A                              N/A
by fund
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                             1.44%                            N/A                              N/A
by associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                               1.51%                            N/A                              N/A
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 Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                          Scudder Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------
                               Security Purchased              Comparison Security             Comparison Security
--------------------------------------------------------------------------------------------------------------------------
Issuer                       JEFFERSON SMURFIT CORP            SILGAN HOLDINGS INC            KANSAS CITY SOUTHERN
--------------------------------------------------------------------------------------------------------------------------
Underwriters            Morgan Stanley, Bank of America, DBAB, Morgan Stanley, Salomon, Morgan Stanley, Banc One, DBSI,
                        DBSI, JP Morgan, Salomon, Bank   Fleet Bank                     JP Morgan, Scotia Capital
                        of New York, Scotia Capital, SG
                        Cowen
--------------------------------------------------------------------------------------------------------------------------
Years of continuous                             > 3 years                      > 3 years                        > 3 years
operation, including
predecessors
--------------------------------------------------------------------------------------------------------------------------
Security                            SSCC 8.25%, 10/1/2012              SLGN 9%, 6/1/2009              KSU 7.5%, 6/15/2009
--------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                             Co-Manager                     Co-Manager                       Co-Manager
manager or co-manager
of offering?
--------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                     Morgan Stanley                            N/A                              N/A
dealer from which
purchased
--------------------------------------------------------------------------------------------------------------------------
Firm commitment                                       Yes                            Yes                              Yes
underwriting?
--------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                              9/10/2002                      4/23/2002                         6/5/2002
Offering
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                       $700,000,000                   $200,000,000                     $200,000,000
offering sold to QIBs
--------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 $0                             $0                               $0
any concurrent public
offering
--------------------------------------------------------------------------------------------------------------------------
Total                                        $700,000,000                   $200,000,000                     $200,000,000
--------------------------------------------------------------------------------------------------------------------------
Public offering price                                $100                           $103                             $100
--------------------------------------------------------------------------------------------------------------------------
Price paid if other                                   N/A                            N/A                              N/A
than public offering
price
--------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                              1.50%                          1.75%                            1.75%
commission
--------------------------------------------------------------------------------------------------------------------------
Rating                                               B2/B                           B1/B                          Ba2/BB-
--------------------------------------------------------------------------------------------------------------------------
Current yield                                       8.25%                          8.74%                            7.50%
--------------------------------------------------------------------------------------------------------------------------
Total par value                                   $50,000                            N/A                              N/A
purchased
--------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                              $50,000                            N/A                              N/A
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                             0.01%                            N/A                              N/A
by fund
--------------------------------------------------------------------------------------------------------------------------
% of offering purchased                             0.47%                            N/A                              N/A
by associated funds
--------------------------------------------------------------------------------------------------------------------------
Total                                               0.48%                            N/A                              N/A
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